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                                                                  Exhibit 10.106

Promenade at Red Cliff

                                   ASSIGNMENT

     This Assignment is made as of the 13th day of February 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN ST. GEORGE, L.L.C., a Delaware limited liability company ("Assignee").

     Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under that certain Purchase and Sales Agreement dated December 17, 2003, as amended and entered into by Promenade at Red Cliff, a California limited partnership, as seller, and Assignor, as Buyer (collectively, the "Agreement"), for the sale and purchase of the property commonly known as Promenade at Red Cliff Shopping Center, located in St. George, Utah.

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

                              ASSIGNOR:

                              INLAND REAL ESTATE ACQUISITIONS, INC.
                              an Illinois corporation

                              By: /s/ Sharon Anderson-Cox
                                 ------------------------------
                              Name: Sharon Anderson-Cox
                                   ----------------------------
                              As Its: Authorized Agent
                                     --------------------------


                              ASSIGNEE:

                              INLAND WESTERN ST. GEORGE, L.L.C.,
                              a Delaware limited liability company

                              By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation

                              By: /s/ Charles Benevenuto
                                 ------------------------------
                              Name: Charles Benevenuto
                                   ----------------------------
                              As Its: Authorized Agent
                                     --------------------------